[LOGO] Merrill Lynch   Investment Managers

Semi-Annual Report

April 30, 2001

MuniYield
New York
Insured
Fund, Inc.

www.mlim.ml.com

MUNIYIELD NEW YORK INSURED FUND, INC.

The Benefits and Risks of Leveraging

MuniYield New York Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strong, positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                           MuniYield New York Insured Fund, Inc., April 30, 2001

DEAR SHAREHOLDER

For the six months ended April 30, 2001, the Common Stock of MuniYield New York Insured Fund, Inc. earned $0.377 per share income dividends, which included earned and unpaid dividends of $0.059. This represents a net annualized yield of 5.33%, based on a month-end per share net asset value of $14.27. Over the same period, the total investment return on the Fund's Common Stock was +6.77%, based on a change in per share net asset value from $13.76 to $14.27, and assuming reinvestment of $0.383 per share income dividends.

The average yields for the Fund's Auction Market Preferred Stock for the six months ended April 30, 2001 were: Series A, 3.63%; Series B, 3.50%; Series C, 3.66%; Series D, 3.45%; and Series E, 3.60%.

The Municipal Market Environment

During the six months ended April 30, 2001, the direction of long-term fixed-income bond yields was affected by the continued decline in US economic activity, volatile US equity markets, and most importantly, the reaction of the Federal Reserve Board to these factors. A preliminary estimate for the first quarter of 2001 gross national product growth was recently released at 2%, much higher than expected by most economic analysts. While this estimate is subject to revision in the coming months, its initial level denotes that US economic activity remains far below its growth potential. Additionally, inflationary pressures have remained well contained, largely in the 2%-3% range. These factors combined to promote a very favorable financial environment for bonds, and when coupled with significant declines in US equity markets in late 2000, especially the NASDAQ, pushed US Treasury bond yields lower.

By mid-December, the Federal Reserve Board announced that economic conditions warranted the cessation of the series of short-term interest rate increases. Given a supportive economic environment and, at least, a neutral Federal Reserve Board, investors were free again to focus on the ongoing US Treasury debt reduction programs and forecasts of sizable Federal budgetary surpluses going forward. Many analysts and investors concluded that there would be a significant future shortage of longer-maturing US Treasury securities. These factors combined to help push US Treasury bond yields significantly lower.

In early January 2001, the Federal Reserve Board lowered short-term interest rates by 50 basis points (0.50%), citing declining consumer confidence and weakening industrial production and retail sales growth. Similar reasons were given for an additional 50 basis point reduction in short-term interest rates by the Federal Reserve Board at the end of January 2001. These interest rate cuts triggered a significant rebound in many US equity indexes, reducing the appeal of a large number of US fixed-income securities. Additionally, many investors, believing that the Federal Reserve Board's actions in January 2001 as well as those anticipated in the coming months would quickly restore US economic growth to earlier levels, sold US Treasury bonds to realize recent profits. At the end of January 2001, long-term US Treasury bonds yielded approximately 5.50%, a decline of more than 25 basis points since the end of October 2000.

In response to weakening employment, a decline in business investments and profits, and fears of ongoing weak consumer spending, the Federal Reserve Board continued to lower short-term interest rates in March and April in an effort to foster higher US economic activity. Long-term taxable fixed-income interest rates responded by declining to recent historic lows. By late March 2001, long-term US Treasury bond yields declined an additional 25 basis points to 5.26%.

However, in April, US equity markets, particularly the NASDAQ, rallied strongly on the expectation that the Federal Reserve Board would take steps to restore economic activity and corporate profitability. Throughout much of April many investors reallocated assets out of US Treasury securities into equities. Corporate bond issuance remained heavy, providing an additional investment alternative to US Treasury issues. Under these various pressures, US Treasury bond prices declined sharply and yields rose to 5.78% by the end of April. During the past six months, long-term US Treasury bond yields, although exhibiting considerable volatility, remained unchanged.

By April 2001, the tax-exempt bond market also reacted to the Federal Reserve Board's actions and equity market volatility, but its reaction was muted in both intensity and degree. Throughout most of the past six months, long-term municipal bond yields traded in a range between 5.45%-5.60%. In mid-March, the tax-exempt bond market rallied to 5.40%, following the Federal Reserve Board' s most recent monetary easing. With tax-exempt bond yield ratios in excess of 95% relative to their US Treasury counterparts during most of the period, investor demand was particularly strong during periods of declining equity prices. Strong equity markets in April 2001, as well as the possibility that the Federal Reserve Board was close to the end of its interest rate reduction cycle, lowered much of the investor demand and long-term tax-exempt bond yields rose throughout April. As measured by the Bond Buyer Revenue Bond Index, long-term, uninsured tax-exempt bond yields rose to approximately 5.63% at the end of the period. Despite the price reversal in April, long-term municipal bond yields declined more than 10 basis points.

The recent relative outperformance of the tax-exempt bond market was particularly impressive given the dramatic increase in long-term municipal bond issuance during April 2001. Historically low municipal bond yields continued to allow municipalities to refund outstanding, higher-couponed debt. Also, as yields rose in early April, tax-exempt issuers rushed to issue new financing, fearing higher yields in the coming months. During the past six months, more than $115 billion in long-term tax-exempt bonds was issued, an increase of over 25% compared to the same period a year ago. During the three-month period ended April 30, 2001, tax-exempt bond issuance was particularly heavy with more than $66 billion in long-term municipal bonds underwritten, an increase of over 40% compared to the same period ended April 30, 2000. More than $20 billion in municipal securities was issued in April 2001, a 20% increase compared to April 2000.

Historically, April has been a period of weak demand for tax-exempt products as investors are often forced to liquidate bond positions to meet Federal and state tax payments. In April 2001, there was no appreciable selling by retail accounts. It has been noted that thus far in 2001, new net cash inflows into municipal bond mutual funds have exceeded $4 billion compared to net new cash outflows of nearly $9 billion for the same period a year ago. This suggests that the positive technical structure of the municipal market has remained intact. Also, the coming months of June and July tend to be periods of strong retail demand in response to the larger-coupon income payments and proceeds from bond maturities these months generate. Additionally, short-term tax-exempt interest rates are poised to move lower. Seasonal tax pressures have kept short-term municipal rates artificially high, although not as high as in recent years. We believe all of these factors should enhance the tax-exempt market's technical position in the coming months.

Looking forward, the municipal market's direction appears uncertain. Should the US economy materially weaken into late summer, the Federal Reserve Board may be forced to ease monetary policy to a greater extent than investors currently expect. The prospect of two or three additional interest rate easings may push fixed-income bond yields, including municipal bond yields, lower. However, should the cumulative 200 basis point reduction in short-term interest rates by the Federal Reserve Board and the proposed Federal tax reform combine to quickly restore consumer confidence and economic activity, tax-exempt bond rates may not decline further. Given the strong technical position of the municipal market, we believe the tax-exempt market is poised to continue to outperform its taxable counterpart in the coming months.


                                      2 & 3

                           MuniYield New York Insured Fund, Inc., April 30, 2001

Portfolio Strategy

For the six-month period ended April 30, 2001, we had a duration that was higher than the Fund's competitive group average. This reflected our belief that municipal bond yields were attractive relative to a slowing US domestic economy. We also believed that the Federal Reserve Board would lower short-term interest rates to bolster US economic activity and that long-term interest rates would decline in concert.

In late 2000 as yields declined, we sold our lower-coupon bonds with long maturities and replaced them with higher-couponed issues in the intermediate part of the yield curve. This allowed us to capture a significant amount of the yield available in the municipal yield curve, while muting the overall volatility of the Fund. Our strategy worked well as it enhanced the Fund's yield and, as yields rose in early 2001, the Fund was able to preserve much of the gains realized in late 2000.

Looking forward, we expect to concentrate our investments in the 10-year - 20-year range maturity sector. This portion of the yield curve is expected to outperform longer maturities as financial markets start to anticipate a US economic recovery and long-term interest rates begin to rise.

The Federal Reserve Board's 200 basis point decrease in short-term interest rates by April 30, 2001 generated a beneficial effect on the Fund's borrowing costs. Despite recent seasonal tax pressures on short-term interest rates, borrowing costs were in the 3.5%-3.75% range for much of the period. Short-term tax-exempt interest rates are expected to fall into the 3% range. We believe that this decline in borrowing costs may generate a significant yield enhancement to benefit the Fund's Common Stock shareholders from leveraging of the Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (See page 1 of this report to shareholders for a complete explanation of the benefits and risks of leveraging.)

In Conclusion

We appreciate your ongoing interest in MuniYield New York Insured Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Roberto Roffo

Roberto Roffo
Vice President and
Portfolio Manager

May 25, 2001

PROXY RESULTS

During the six-month period ended April 30, 2001, MuniYield New York Insured Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 25, 2001. The description of the proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------
                                                                                  Shares Voted     Shares Withheld
                                                                                       For           From Voting
------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:        Terry K. Glenn                            31,789,640          519,867
                                         James H. Bodurtha                         31,783,471          526,036
                                         Herbert I. London                         31,772,179          537,328
                                         Roberta Cooper Ramo                       31,789,166          520,341
------------------------------------------------------------------------------------------------------------------

During the six-month period ended April 30, 2001, MuniYield New York Insured Fund, Inc.'s Preferred Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 25, 2001. The description of the proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------
                                                                                  Shares Voted     Shares Withheld
                                                                                       For           From Voting
------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: Terry K. Glenn, James H. Bodurtha,
   Herbert I. London, Joseph L. May, Andre F. Perold and Roberta Cooper Ramo
   as follows:
                                         Series A                                      1,635               40
                                         Series B                                      1,672                0
                                         Series C                                      2,751                0
                                         Series D                                      1,906               19
                                         Series E                                      2,064               30
------------------------------------------------------------------------------------------------------------------


                                     4 & 5

                           MuniYield New York Insured Fund, Inc., April 30, 2001

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                      S&P    Moody's   Face
STATE               Ratings  Ratings  Amount      Issue                                                                       Value
====================================================================================================================================
New York--100.5%    AAA      Aaa      $11,895     Albany County, New York, Airport Authority, Airport Revenue Bonds,
                                                  Trust Receipts, AMT, Class R, Series 8, 7.448% due 12/15/2023 (e)(h)      $ 13,220
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa        8,200     Buffalo and Fort Erie, New York, Public Bridge Authority, Toll Bridge
                                                  System Revenue Bonds, 5.75% due 1/01/2025 (f)                                8,406
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa        4,300     Buffalo, New York, Sewer Authority, Revenue Refunding Bonds, Series F,
                                                  6% due 7/01/2013 (b)                                                         4,805
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa        1,700     Dutchess County, New York, Resource Recovery Agency Revenue Bonds
                                                  (Solid Waste System--Forward), Series A, 5.40% due 1/01/2013 (f)             1,780
                    ----------------------------------------------------------------------------------------------------------------
                    NR*      Aaa          805     Holland, New York, Central School District, GO, Refunding, 5.50% due
                                                  6/15/2014 (e)                                                                  858
                    ----------------------------------------------------------------------------------------------------------------
                                                  Huntington, New York, GO, Refunding (a):
                    NR*      Aaa          715       5.50% due 4/15/2010                                                          771
                    NR*      Aaa          485       5.50% due 4/15/2011                                                          523
                    NR*      Aaa          460       5.50% due 4/15/2012                                                          494
                    NR*      Aaa          455       5.50% due 4/15/2013                                                          487
                    NR*      Aaa          450       5.50% due 4/15/2014                                                          478
                    NR*      Aaa          450       5.50% due 4/15/2015                                                          476
                    ----------------------------------------------------------------------------------------------------------------
                    NR*      Aaa        1,675     Ilion, New York, Central School District, GO, Series B, 5.50%
                                                  due 6/15/2015                                                                1,759
                    ----------------------------------------------------------------------------------------------------------------
                                                  Long Island Power Authority, New York, Electric System Revenue
                                                  Refunding Bonds, Series A:
                    AAA      Aaa       19,225       5.50% due 12/01/2011 (a)                                                  20,711
                    AAA      Aaa        7,375       5.50% due 12/01/2012 (e)                                                   7,918
                    AAA      Aaa        7,500       5.50% due 12/01/2023 (f)                                                   7,569
                    AAA      Aaa        2,350       5.50% due 12/01/2029 (f)                                                   2,375
                    ----------------------------------------------------------------------------------------------------------------
                                                  Metropolitan Transportation Authority, New York, Commuter Facilities
                                                  Revenue Bonds, Series A:
                    AAA      Aaa        3,380       5.25% due 7/01/2011 (e)                                                    3,556
                    AAA      NR*        7,945       5.50% due 7/01/2014 (b)                                                    8,335
                    AAA      Aaa        2,000       5.75% due 7/01/2021 (f)                                                    2,087
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       17,540     Metropolitan Transportation Authority, New York, Commuter Facilities
                                                  Revenue Refunding Bonds, Series B, 4.875% due 7/01/2018 (b)                 16,943
                    ----------------------------------------------------------------------------------------------------------------
                                                  Metropolitan Transportation Authority, New York, Dedicated Tax Fund
                                                  Revenue Bonds, Series A:
                    AAA      Aaa        3,000       5.25% due 4/01/2016 (e)                                                    3,056
                    AAA      Aaa        3,000       4.75% due 4/01/2028 (b)                                                    2,734
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa        1,635     Metropolitan Transportation Authority, New York, Service Contract,
                                                  Transit Facilities Revenue Refunding Bonds, Series O, 5.75% due
                                                  7/01/2008 (f)                                                                1,789
                    ----------------------------------------------------------------------------------------------------------------
                                                  Metropolitan Transportation Authority, New York, Transit Facilities
                                                  Revenue Bonds:
                    AAA      Aaa        2,400       Series A, 6.10% due 7/01/2006 (e)(g)                                       2,688
                    AAA      Aaa        5,605       Series A, 5.75% due 7/01/2021 (f)                                          5,849
                    AAA      Aaa        2,500       Series C-1, 5.50% due 7/01/2022 (b)                                        2,539
                    ----------------------------------------------------------------------------------------------------------------
                                                  Metropolitan Transportation Authority, New York, Transit Facilities
                                                  Revenue Refunding Bonds:
                    AAA      Aaa        5,000       Series A, 4.75% due 7/01/2024 (f)                                          4,573
                    AAA      Aaa          350       Series B, 4.75% due 7/01/2026 (b)                                            319
                    AAA      Aaa        2,500       Series C, 5.125% due 7/01/2013 (e)                                         2,568
                    ----------------------------------------------------------------------------------------------------------------
                                                  Monroe County, New York, IDA, Revenue Bonds (Southview Towers Project),
                                                  AMT:
                    NR*      Aa1        1,400       6.125% due 2/01/2020                                                       1,474
                    NR*      Aa1        1,125       6.25% due 2/01/2031                                                        1,191
                    ----------------------------------------------------------------------------------------------------------------
                    A1+      NR*        1,250     Nassau County, New York, IDA, Civic Facility Revenue Refunding and
                                                  Improvement Bonds (Cold Spring Harbor), VRDN, 4.40% due 1/01/2034 (i)        1,250
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       12,130     Nassau Health Care Corporation, New York, Health System Revenue Bonds,
                                                  5.75% due 8/01/2029 (e)                                                     12,625
                    ----------------------------------------------------------------------------------------------------------------
                    A1+      VMIG1@    14,700     New York City, New York, City Health and Hospital Corporation, Health
                                                  System Revenue Bonds, VRDN, Series A, 4.05% due 2/15/2026 (i)               14,700
                    ----------------------------------------------------------------------------------------------------------------
                    A1+      NR*       17,100     New York City, New York, City Housing Development Corporation,
                                                  M/F Rental Housing Revenue Bonds (Carnegie Park), VRDN, Series A,
                                                  4% due 11/15/2019 (d)(i)                                                    17,100
                    ----------------------------------------------------------------------------------------------------------------
                    NR*      Aaa        5,750     New York City, New York, City IDA, Civic Facility Revenue Bonds (USTA
                                                  National Tennis Center), RIB, Series 206, 8.33% due 11/15/2014 (e)(h)        6,745
                    ----------------------------------------------------------------------------------------------------------------
                                                  New York City, New York, City Municipal Water Finance Authority, Water
                                                  and Sewer System Revenue Bonds:
                    AAA      Aaa        2,500       Series A, 5.75% due 6/15/2031 (b)                                          2,601
                    AAA      Aaa       12,100       Series B, 5.75% due 6/15/2026 (f)                                         12,457
                    AAA      Aaa       17,200       Series B, 5.75% due 6/15/2029 (f)                                         17,766
                    A1+      VMIG1@     1,200       VRDN, Series C, 4.25% due 6/15/2022 (b)(i)                                 1,200
                    A1+      VMIG1@     5,100       VRDN, Series C, 4.25% due 6/15/2023 (b)(i)                                 5,100
                    ----------------------------------------------------------------------------------------------------------------
                                                  New York City, New York, City Municipal Water Finance Authority, Water
                                                  and Sewer System Revenue Refunding Bonds:
                    AAA      Aaa       15,000       Series B, 6.50% due 6/15/2010 (f)(g)                                      17,657
                    AA       Aa2       10,000       Series D, 5.50% due 6/15/2016                                             10,379
                    AAA      Aaa        9,200       Series D, 4.75% due 6/15/2025 (b)                                          8,355
                    A1+      VMIG1@     3,400       VRDN, Series A, 4.35% due 6/15/2025 (b)(i)                                 3,400
                    A1+      VMIG1@     1,600       VRDN, Series G, 4.50% due 6/15/2024 (b)(i)                                 1,600
                    ----------------------------------------------------------------------------------------------------------------
                                                  New York City, New York, City Transit Authority, Metropolitan
                                                  Transportation Authority, Triborough, COP, Series A (a):
                    AAA      Aaa        4,260       5.625% due 1/01/2010                                                       4,617
                    AAA      Aaa        2,020       5.625% due 1/01/2012                                                       2,173
                    ----------------------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of MuniYield New York Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
DATES    Daily Adjustable Tax-Exempt Securities
DRIVERS  Derivative Inverse Tax-Exempt Receipts
GO       General Obligation Bonds
HFA      Housing Finance Agency
IDA      Industrial Development Authority
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
RITR     Residual Interest Trust Receipts
VRDN     Variable Rate Demand Notes


                                     6 & 7

                           MuniYield New York Insured Fund, Inc., April 30, 2001

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                      S&P    Moody's   Face
STATE               Ratings  Ratings  Amount      Issue                                                                       Value
====================================================================================================================================
New York                                          New York City, New York, City Transitional Finance Authority
(continued)                                       Revenue Bonds, Future Tax Secured:
                    AAA      Aaa      $ 3,140       Series B, 5.50% due 2/01/2011 (f)                                       $  3,370
                    AAA      Aaa        7,625       Series B, 5.50% due 2/01/2012 (f)                                          8,155
                    AAA      Aaa        5,650       Series B, 5.50% due 2/01/2013 (f)                                          5,998
                    AAA      Aaa        6,805       Series B, 6.25% due 11/15/2017 (b)                                         7,513
                    AAA      Aaa        9,000       Series B, 4.50% due 11/15/2027 (b)                                         7,723
                    AAA      Aaa        5,000       Series C, 5.50% due 5/01/2025 (b)                                          5,061
                    A1+      VMIG1@     1,900       VRDN, Series C, 4.40% due 5/01/2028 (i)                                    1,900
                    ----------------------------------------------------------------------------------------------------------------
                    NR*      Aa2        7,500     New York City, New York, City Transitional Finance Authority
                                                  Revenue Bonds, RIB, Series 304, 8.08% due 11/15/2017 (h)                     9,061
                    ----------------------------------------------------------------------------------------------------------------
                                                  New York City, New York, GO:
                    AAA      Aaa        3,000       Series A, 5.75% due 5/15/2024                                              3,143
                    AAA      Aaa        8,620       Series B, 5.50% due 8/01/2010 (f)                                          9,293
                    AAA      Aaa        2,500       Series B, 5.75% due 8/01/2013 (f)                                          2,707
                    AAA      Aaa        4,670       Series D, 5.25% due 8/01/2015 (f)                                          4,770
                    AAA      Aaa        5,000       Series H, 5.75% due 3/15/2012 (b)                                          5,471
                    AAA      Aaa        3,465       Series H, 5.75% due 3/15/2012 (e)                                          3,792
                    AAA      Aaa       10,000       Series H, 5.75% due 3/15/2013 (b)                                         10,868
                    AAA      Aaa        3,000       Series H, 5.75% due 3/15/2013 (e)                                          3,260
                    A1+      VMIG1@     1,190       VRDN, Sub-Series B-2, 3.45% due 8/15/2019 (i)                              1,190
                    ----------------------------------------------------------------------------------------------------------------
                                                  New York City, New York, GO, Refunding:
                    AAA      Aaa        1,000       Series A, 6.375% due 5/15/2013 (b)                                         1,137
                    AAA      Aaa          380       Series B, 7% due 2/01/2002 (a)(g)                                            397
                    AAA      NR*        2,000       Series B, 7% due 8/01/2002 (a)(g)                                          2,118
                    AAA      NR*        1,620       Series B, 7% due 2/01/2018 (a)                                             1,683
                    AAA      Aaa        2,000       Series D, 5.25% due 8/01/2015 (e)                                          2,043
                    AAA      NR*        5,450       Series F, 5.25% due 8/01/2013                                              5,663
                    AAA      Aaa       15,290       Series F, 5.25% due 8/01/2014 (a)(e)                                      15,758
                    AAA      Aaa        2,500       Series G, 5.35% due 8/01/2013 (e)                                          2,599
                    AAA      NR*        1,300       Series H, 5.50% due 8/01/2013 (e)                                          1,368
                    A1+      VMIG1@     3,600       VRDN, Series H, Sub-Series H-3, 3.95% due 8/01/2019 (e)(i)                 3,600
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       14,970     New York City, New York, IDA, Special Facilities Revenue Bonds
                                                  (Terminal One Group), AMT, 6.125% due 1/01/2024 (f)                         15,561
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa        2,950     New York State Dormitory Authority, Hospital Revenue Refunding Bonds
                                                  (New York Presbyterian Hospital), 5.50% due 8/01/2011 (a)(c)                 3,152
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa        2,000     New York State Dormitory Authority, Lease Revenue Bonds (Municipal Health
                                                  Facilities Improvement Program), Series A, 4.75% due 5/15/2024 (a)           1,822
                    ----------------------------------------------------------------------------------------------------------------
                                                  New York State Dormitory Authority Revenue Bonds:
                    A1+      VMIG1@     1,000       (Cornell University), VRDN, Series B, 4.40% due 7/01/2025 (i)              1,000
                    AAA      Aaa        4,250       (Eger Health Care and Rehabilitation Center), 6.10% due 8/01/2037 (c)      4,519
                    AAA      Aaa        1,600       (Memorial Sloan Kettering Cancer Center), 5.50% due 7/01/2017 (f)          1,679
                    AA-      A3         2,340       (Mental Health Services Facilities Improvement), Series B, 6%
                                                    due 8/15/2016                                                              2,549
                    AAA      Aaa        4,350       (Mental Health Services Facilities Improvement), Series F, 4.50% due
                                                    8/15/2028 (a)                                                              3,713
                    AAA      Aaa        2,000       (New School Social Research), 5.75% due 7/01/2026 (f)                      2,075
                    AAA      Aaa        1,000       Series B, 6.50% due 2/15/2011 (f)(j)                                       1,159
                    AAA      Aaa        2,560       (State University Adult Facilities), Series B, 5.75% due 5/15/2016 (e)     2,728
                    AAA      Aaa        1,000       (State University Adult Facilities), Series B, 5.75% due 5/15/2017 (e)     1,060
                    AAA      Aaa        2,000       (State University Educational Facilities), Series B, 5.75% due
                                                    5/15/2004 (b)(g)                                                           2,123
                    AAA      Aaa          710       (Upstate Community Colleges), Series A, 6% due 7/01/2015 (e)                 777
                    AAA      Aaa        1,070       (Upstate Community Colleges), Series A, 6% due 7/01/2016 (e)               1,166
                    ----------------------------------------------------------------------------------------------------------------
                                                  New York State Dormitory Authority, Revenue Refunding Bonds:
                    AAA      Aaa       13,230       (City University System), Consolidated Second Generation, Series A,
                                                    6.125% due 7/01/2012 (a)                                                  14,907
                    AAA      NR*        1,865       (City University System), Series 1, 5.25% due 7/01/2014 (b)                1,913
                    AAA      Aaa        4,400       (City University System), Series C, 7.50% due 7/01/2010 (b)                5,185
                    AAA      NR*        1,000       (City University System--Consolidated), Series 1, 5.625% due
                                                    7/01/2019 (e)                                                              1,029
                    AAA      NR*        3,250       (City University System--Consolidated), Series A, 5.625% due
                                                    7/01/2016 (e)                                                              3,464
                    AAA      NR*        4,250       (Hospital Mortgage--United Health Services Hospitals), 5.375% due
                                                    8/01/2027 (a)(c)                                                           4,190
                    AA       NR*        1,000       (Manhattan College), 5.50% due 7/01/2012                                   1,057
                    AA       NR*        2,605       (Manhattan College), 5.50% due 7/01/2013                                   2,740
                    AA       NR*        2,915       (Manhattan College), 5.50% due 7/01/2015                                   3,017
                    AAA      Aaa        4,405       (Mental Health Services), Series A, 5.75% due 2/15/2027                    4,553
                    BBB+     Baa1      15,000       (Mount Sinai Health), Series A, 6.625% due 7/01/2018                      15,975
                    AAA      Aaa        2,440       (New York and Presbyterian Hospitals), 4.75% due 8/01/2027 (a)(c)          2,182
                    AAA      Aaa       12,145       RITR, Class R, Series 2, 7.772% due 7/01/2011 (a)(h)                      15,243
                    AAA      Aaa        2,500       (Saint John's University), 4.75% due 7/01/2028 (f)                         2,251
                    AAA      Aaa        6,000       (Siena College), 5.75% due 7/01/2026 (f)                                   6,225
                    ----------------------------------------------------------------------------------------------------------------
                                                  New York State Energy Research and Development Authority, Facilities
                                                  Revenue Refunding Bonds (a)(h):
                    AAA      Aaa        2,075       DRIVERS, Series 176, 7.94% due 8/15/2020                                   2,301
                    AAA      NR*        4,300       Trust Receipts, Class R, Series 12, 7.722% due 8/15/2020                   4,768
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa        5,000     New York State Energy Research and Development Authority, Gas Facilities
                                                  Revenue Bonds (Brooklyn Union Gas Company), AMT, Series B, 6.75% due
                                                  2/01/2024 (f)                                                                5,213
                    ----------------------------------------------------------------------------------------------------------------
                                                  New York State Energy Research and Development Authority, PCR
                                                  (Niagara Mohawk Power Corporation Project) (i):
                    A1+      NR*          500       DATES, Series A, 4.50% due 7/01/2015                                         500
                    A1+      NR*        6,000       VRDN, AMT, Series B, 4.55% due 7/01/2027                                   6,000
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa        3,500     New York State Energy Research and Development Authority, PCR, Refunding
                                                  (Central Hudson Gas and Electric), Series A, 5.45% due 8/01/2027 (a)         3,523
                    ----------------------------------------------------------------------------------------------------------------
                    AA+      Aa1        5,050     New York State Environmental Facilities Corporation, PCR, Refunding, RITR,
                                                  Class R, Series 9, 7.198% due 6/15/2014 (h)                                  5,571
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa        3,500     New York State Environmental Facilities Corporation, Special Obligation
                                                  Revenue Refunding Bonds (Riverbank State Park), 6.25% due 4/01/2012 (a)      3,985
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa        2,745     New York State, HFA, Revenue Refunding Bonds (Housing Mortgage Project),
                                                  Series A, 6.10% due 11/01/2015 (e)                                           2,884
                    ----------------------------------------------------------------------------------------------------------------


                                     8 & 9

                           MuniYield New York Insured Fund, Inc., April 30, 2001

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                      S&P    Moody's   Face
STATE               Ratings  Ratings  Amount      Issue                                                                       Value
====================================================================================================================================
New York            AAA      Aaa      $ 2,500     New York State Local Government Assistance Corporation, Revenue
(continued)                                       Refunding Bonds, Series E, 6% due 4/01/2014 (f)                           $  2,779
                    ----------------------------------------------------------------------------------------------------------------
                                                  New York State Medical Care Facilities Finance Agency Revenue Bonds:
                    AAA      Aaa        2,485       (Brookdale Hospital Medical Center), Series A, 6.85% due 2/15/2005 (g)     2,797
                    AAA      Aaa        5,375       (Health Center Project--Second Mortgage), Series A, 6.375% due
                                                    11/15/2019 (a)                                                             5,744
                    AAA      Aaa        1,475       (Mental Health Services), Series A, 6% due 2/15/2005 (f)(g)                1,617
                    AAA      Aaa           25       (Mental Health Services), Series A, 6% due 2/15/2025 (f)                      26
                    AAA      Aaa        3,000       (Mental Health Services), Series E, 6.50% due 8/15/2004 (e)(g)             3,320
                    ----------------------------------------------------------------------------------------------------------------
                                                  New York State Medical Care Facilities Finance Agency, Revenue Refunding
                                                  Bonds (Hospital & Nursing Homes) (c):
                    AAA      NR*        2,000       Series B, 6.25% due 2/15/2025                                              2,170
                    AAA      Aaa       15,200       Series C, 6.375% due 8/15/2029 (f)                                        16,492
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      NR*       20,000     New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, AMT,
                                                  Series 90, 6.35% due 10/01/2030 (f)                                         21,260
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       18,055     New York State Mortgage Agency, Homeowner Mortgage Revenue Refunding Bonds,
                                                  AMT, Series 67, 5.80% due 10/01/2028 (f)                                    18,485
                    ----------------------------------------------------------------------------------------------------------------
                                                  New York State Mortgage Agency Revenue Bonds, AMT:
                    AAA      Aaa        1,750       24th Series, 6.125% due 10/01/2030 (f)                                     1,821
                    NR*      Aaa        3,500       27th Series, 5.80% due 10/01/2020                                          3,585
                    NR*      NR*        5,700       Series 27, 5.875% due 4/01/2030 (f)                                        5,853
                    ----------------------------------------------------------------------------------------------------------------
                                                  New York State Thruway Authority, Highway and Bridge Trust Fund Revenue
                                                  Bonds (b):
                    AAA      Aaa        2,000       Series A, 6.25% due 4/01/2011                                              2,268
                    AAA      Aaa        5,000       Series B-1, 5.75% due 4/01/2012                                            5,438
                    AAA      Aaa        2,500       Series C, 5.25% due 4/01/2014                                              2,566
                    ----------------------------------------------------------------------------------------------------------------
                                                  New York State Thruway Authority, Highway and Bridge Trust Fund Revenue
                                                  Refunding Bonds (b):
                    AAA      Aaa        5,000       Series A, 5.50% due 4/01/2011                                              5,372
                    AAA      Aaa        5,000       Series B, 5.25% due 4/01/2011                                              5,239
                    AAA      Aaa        2,800       Series B, 5.25% due 4/01/2014                                              2,874
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa        2,750     New York State Thruway Authority, Service Contract, Local Highway and
                                                  Bridge Revenue Bonds, 5.50% due 4/01/2011 (a)                                2,954
                    ----------------------------------------------------------------------------------------------------------------
                                                  New York State Thruway Authority, Service Contract Revenue Bonds (Local
                                                  Highway and Bridges Project):
                    AAA      Aaa       10,000       5.625% due 4/01/2012 (f)                                                  10,716
                    AAA      Aaa        3,000       5.75% due 4/01/2013 (a)                                                    3,242
                    AAA      Aaa        5,000       5.75% due 4/01/2014 (a)                                                    5,375
                    AAA      Aaa        5,000       5.75% due 4/01/2015 (a)                                                    5,343
                    AAA      Aaa        2,000       Series A-2, 5.375% due 4/01/2016 (f)                                       2,042
                    ----------------------------------------------------------------------------------------------------------------
                                                  New York State Thruway Authority, Service Contract Revenue Refunding Bonds
                                                  (Local Highway and Bridges Project) (f):
                    AAA      Aaa        3,500       6% due 4/01/2011                                                           3,820
                    AAA      Aaa        3,500       6% due 4/01/2012                                                           3,831
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa        5,000     New York State Urban Development Corporation Revenue Bonds (Correctional
                                                  Facilities Service Contract), Series B, 4.75% due 1/01/2028 (a)              4,514
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa        3,190     New York State Urban Development Corporation, Revenue Refunding Bonds
                                                  (Correctional Capital Facilities), Series A, 6.50% due 1/01/2011 (e)         3,675
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa        1,000     Niagara Falls, New York, GO (Water Treatment Plant), AMT, 7.25% due
                                                  11/01/2010 (f)                                                               1,200
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa        2,705     Niagara, New York, Frontier Authority, Airport Revenue Bonds (Buffalo
                                                  Niagara International Airport), Series B, 5.50% due 4/01/2019 (f)            2,757
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa        1,260     North Country, New York, Development Authority, Solid Waste Management
                                                  System Revenue Refunding Bonds, 6% due 5/15/2015 (e)                         1,397
                    ----------------------------------------------------------------------------------------------------------------
                                                  North Hempstead, New York, GO, Refunding, Series B (b):
                    AAA      Aaa        1,745       6.40% due 4/01/2013                                                        2,013
                    AAA      Aaa          555       6.40% due 4/01/2017                                                          636
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa        1,080     Oneida County, New York, GO, Refunding, 5.50% due 3/15/2009 (b)              1,161
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa        1,665     Oneida County, New York, IDA, Civic Facilities Revenue Bonds (Mohawk
                                                  Valley), Series A, 5.20% due 2/01/2013 (e)                                   1,700
                    ----------------------------------------------------------------------------------------------------------------
                                                  Port Authority of New York and New Jersey, Consolidated Revenue Bonds (b):
                    AAA      Aaa        2,000       116th Series, 5.25% due 10/01/2014                                         2,046
                    AAA      Aaa        2,180       AMT, 97th Series, 6.50% due 7/15/2019                                      2,351
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa        5,000     Port Authority of New York and New Jersey, Consolidated Revenue Refunding
                                                  Bonds, AMT, 119th Series, 5.50% due 9/15/2016 (b)                            5,100
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa        4,075     Port Authority of New York and New Jersey, Revenue Bonds, Trust Receipts,
                                                  AMT, Class R, Series 10, 7.372% due 1/15/2017 (e)(h)                         4,420
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      NR*        7,500     Port Authority of New York and New Jersey Revenue Refunding Bonds,
                                                  DRIVERS, AMT, Series 177, 7.67% due 10/15/2032 (f)(h)                        8,406
                    ----------------------------------------------------------------------------------------------------------------
                                                  Port Authority of New York and New Jersey, Special Obligation Revenue
                                                  Bonds, AMT (f):
                    NR*      Aaa        1,000       (JFK International Air Terminal LLC), RIB, Series 157, 7.03% due
                                                    12/01/2022 (h)                                                             1,079
                    AAA      Aaa        3,500       (JFK International Air Terminal Project), Series 6, 5.75% due
                                                    12/01/2025                                                                 3,606
                    NR*      Aaa       16,865       RIB, Series 243, 8.03% due 12/01/2010 (h)                                 21,338
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa        1,255     Rensselaer County, New York, IDA, Civic Facility Revenue Bonds (Polytech
                                                  Institute), Series B, 5.50% due 8/01/2022 (a)                                1,274
                    ----------------------------------------------------------------------------------------------------------------
                    NR*      Aaa        1,065     Rome, New York, City School District, GO, 5.50% due 6/15/2014 (e)            1,118
                    ----------------------------------------------------------------------------------------------------------------
                    AAAr     Aaa       12,085     Suffolk County, New York, IDA, Solid Waste Disposal Facility Revenue
                                                  Refunding Bonds, RITR, AMT, Class R, Series 1, 7.69% due 10/01/2010
                                                  (a)(h)                                                                      15,018
                    ----------------------------------------------------------------------------------------------------------------
                    NR*      Aaa        2,850     Syracuse, New York, COP, Revenue Bonds, RIB, AMT, Series 207, 8.53%
                                                  due 1/01/2017 (b)(h)                                                         3,045
                    ----------------------------------------------------------------------------------------------------------------
                                                  Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue
                                                  Refunding Bonds:
                    A+       Aa3        3,850       Series X, 6.625% due 1/01/2012                                             4,484
                    AAA      Aaa        4,305       Series Y, 6% due 1/01/2012 (f)                                             4,805
                    ----------------------------------------------------------------------------------------------------------------


                                    10 & 11

                           MuniYield New York Insured Fund, Inc., April 30, 2001

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                      S&P    Moody's   Face
STATE               Ratings  Ratings  Amount      Issue                                                                       Value
===================================================================================================================================
New York            AA-      A3       $ 4,000     Triborough Bridge and Tunnel Authority, New York, Revenue Refunding
(concluded)                                       Bonds (Convention Center Project), Series E, 7.25% due 1/01/2010         $  4,551
                    ---------------------------------------------------------------------------------------------------------------
                                                  Triborough Bridge and Tunnel Authority, New York, Special Obligation
                                                  Revenue Refunding Bonds, Series A (f):
                    AAA      Aaa        2,265       5.125% due 1/01/2011                                                      2,363
                    AAA      Aaa        8,555       4.75% due 1/01/2024                                                       7,780
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa        2,010     Yonkers, New York, GO, Series A, 5.75% due 10/01/2017 (b)                   2,129
===================================================================================================================================
Puerto Rico--0.2%   AAA      Aaa        1,250     Puerto Rico Commonwealth, Highway and Transportation Authority,
                                                  Transportation Revenue Bonds, Trust Receipts, Class R, Series B,
                                                  7.372% due 7/01/2035 (f)(h)                                                 1,425
===================================================================================================================================
                         Total Investments (Cost--$800,768)--100.7%                                                         827,876

                         Liabilities in Excess of Other Assets--(0.7%)                                                       (5,838)
                                                                                                                           --------
                         Net Assets--100.0%                                                                                $822,038
                                                                                                                           ========
===================================================================================================================================

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FHA Insured.
(d)   FNMA Collateralized.
(e)   FSA Insured.
(f)   MBIA Insured.
(g)   Prerefunded.
(h) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2001.
(i) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2001.
(j)   Escrowed to maturity.
 @    Highest short-term rating by Moody's Investors Service, Inc.
 *    Not Rated.

See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

               As of April 30, 2001
====================================================================================================================================
Assets:        Investments, at value (identified cost--$800,768,164) ................................                   $827,876,270
               Cash .................................................................................                        106,305
               Interest receivable ..................................................................                     11,945,913
               Prepaid expenses and other assets ....................................................                         63,645
                                                                                                                        ------------
               Total assets .........................................................................                    839,992,133
                                                                                                                        ------------
====================================================================================================================================
Liabilities:   Payables:
                 Securities purchased ...............................................................   $ 17,078,616
                 Dividends to shareholders ..........................................................        468,170
                 Investment adviser .................................................................        329,255      17,876,041
                                                                                                        ------------
               Accrued expenses .....................................................................                         78,030
                                                                                                                        ------------
               Total liabilities ....................................................................                     17,954,071
                                                                                                                        ------------
====================================================================================================================================
Net Assets:    Net assets ...........................................................................                   $822,038,062
                                                                                                                        ============
====================================================================================================================================
Capital:       Capital Stock (200,000,000 shares authorized):
                 Preferred Stock, par value $.05 per share (10,360 shares of AMPS*
                 issued and outstanding at $25,000 per share liquidation preference) ................                   $259,000,000
                 Common Stock, par value $.10 per share (39,445,962 shares issued and outstanding) ..   $  3,944,596
               Paid-in capital in excess of par .....................................................    557,669,466
               Undistributed investment income--net .................................................      2,632,810
               Accumulated realized capital losses on investments--net ..............................    (25,479,028)
               Accumulated distributions in excess of realized capital gains on investments--net ....     (2,837,888)
               Unrealized appreciation on investments--net ..........................................     27,108,106
                                                                                                        ------------
               Total--Equivalent to $14.27 net asset value per share of Common Stock
               (market price--$12.95) ...............................................................                    563,038,062
                                                                                                                        ------------
               Total capital ........................................................................                   $822,038,062
                                                                                                                        ============
====================================================================================================================================

              *Auction Market Preferred Stock.

               See Notes to Financial Statements.


                                     12 & 13

                           MuniYield New York Insured Fund, Inc., April 30, 2001

STATEMENT OF OPERATIONS

                For the Six Months Ended April 30, 2001
===================================================================================================================================
Investment      Interest and amortization of premium and discount earned .......................                      $  21,601,203
Income:
===================================================================================================================================
Expenses:       Investment advisory fees .......................................................     $   2,051,215
                Commission fees ................................................................           297,358
                Accounting services ............................................................           108,534
                Transfer agent fees ............................................................            67,314
                Professional fees ..............................................................            44,486
                Custodian fees .................................................................            26,310
                Listing fees ...................................................................            24,071
                Directors' fees and expenses ...................................................            21,526
                Printing and shareholder reports ...............................................            20,849
                Pricing fees ...................................................................            10,430
                Other ..........................................................................            11,530
                                                                                                     -------------
                Total expenses .................................................................                          2,683,623
                                                                                                                      -------------
                Investment income--net .........................................................                         18,917,580
                                                                                                                      -------------
===================================================================================================================================
Realized &      Realized gain on investments--net ..............................................                         14,929,909
Unrealized      Change in unrealized appreciation on investments--net ..........................                          6,190,677
Gain on                                                                                                               -------------
Investments--   Net Increase in Net Assets Resulting from Operations ...........................                      $  40,038,166
Net:                                                                                                                  =============
===================================================================================================================================

                See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     For the Six         For the
                                                                                                     Months Ended       Year Ended
                Increase (Decrease) in Net Assets:                                                  April 30, 2001    Oct. 31, 2000
===================================================================================================================================
Operations:     Investment income--net .........................................................     $  18,917,580    $  29,123,286
                Realized gain (loss) on investments--net .......................................        14,929,909       (8,164,684)
                Change in unrealized appreciation/depreciation on investments--net .............         6,190,677       42,515,741
                                                                                                     -------------    -------------
                Net increase in net assets resulting from operations ...........................        40,038,166       63,474,343
                                                                                                     -------------    -------------
===================================================================================================================================
Dividends to    Investment income--net:
Shareholders:     Common Stock .................................................................       (15,115,061)     (21,433,382)
                  Preferred Stock ..............................................................        (4,594,090)      (7,796,516)
                                                                                                     -------------    -------------
                Net decrease in net assets resulting from dividends to shareholders ............       (19,709,151)     (29,229,898)
                                                                                                     -------------    -------------
===================================================================================================================================
Capital Stock   Proceeds from issuance of Common Stock resulting from reorganization ...........                --      344,448,084
Transactions:   Proceeds from issuance of Preferred Stock resulting from reorganization ........                --      174,000,000
                Value of shares issued to Common Stock shareholders in reinvestment of dividends                --          209,815
                                                                                                     -------------    -------------
                Net increase in net assets derived from capital stock transactions .............                --      518,657,899
                                                                                                     -------------    -------------
===================================================================================================================================
Net Assets:     Total increase in net assets ...................................................        20,329,015      552,902,344
                Beginning of period ............................................................       801,709,047      248,806,703
                                                                                                     -------------    -------------
                End of period* .................................................................     $ 822,038,062    $ 801,709,047
                                                                                                     =============    =============
===================================================================================================================================
               *Undistributed investment income--net ...........................................     $   2,632,810    $   3,424,381
                                                                                                     =============    =============
===================================================================================================================================

                See Notes to Financial Statements.


                                    14 & 15

                           MuniYield New York Insured Fund, Inc., April 30, 2001

FINANCIAL HIGHLIGHTS

                 The following per share data and ratios have been derived  For the Six
                 from information provided in the financial statements.     Months Ended         For the Year Ended October 31,
                                                                              April 30,   -----------------------------------------
                 Increase (Decrease) in Net Asset Value:                        2001         2000       1999        1998       1997
===================================================================================================================================
Per Share        Net asset value, beginning of period ..................     $  13.76     $  13.02   $  16.26    $  15.89  $  15.49
Operating                                                                    --------     --------   --------    --------  --------
Performance:     Investment income--net ................................          .48          .87       1.03        1.12      1.15
                 Realized and unrealized gain (loss) on investments--net          .53          .90      (2.47)        .61       .48
                                                                             --------     --------   --------    --------  --------
                 Total from investment operations ......................         1.01         1.77      (1.44)       1.73      1.63
                                                                             --------     --------   --------    --------  --------
                 Less dividends and distributions to Common Stock
                 shareholders:
                  Investment income--net ...............................         (.38)        (.78)      (.89)       (.90)     (.91)
                  Realized gain on investments--net ....................           --           --       (.45)       (.19)     (.07)
                  In excess of realized gain on investments--net .......           --           --       (.20)         --        --
                                                                             --------     --------   --------    --------  --------
                 Total dividends and distributions to Common Stock
                 shareholders ..........................................         (.38)        (.78)     (1.54)      (1.09)     (.98)
                                                                             --------     --------   --------    --------  --------
                 Effect of Preferred Stock activity:
                  Dividends and distributions to Preferred Stock
                  shareholders:
                    Investment income--net .............................         (.12)        (.25)      (.16)       (.19)     (.23)
                    Realized gain on investments--net ..................           --           --       (.07)       (.08)     (.02)
                    In excess of realized gain on investments--net .....           --           --       (.03)         --        --
                                                                             --------     --------   --------    --------  --------
                 Total effect of Preferred Stock activity ..............         (.12)        (.25)      (.26)       (.27)     (.25)
                                                                             --------     --------   --------    --------  --------
                 Net asset value, end of period ........................     $  14.27     $  13.76   $  13.02    $  16.26  $  15.89
                                                                             ========     ========   ========    ========  ========
                 Market price per share, end of period .................     $  12.95     $  12.25   $12.4375    $16.3125  $ 15.875
                                                                             ========     ========   ========    ========  ========
===================================================================================================================================
Total            Based on market price per share .......................        8.84%+++     5.11%    (15.63%)      9.99%    13.79%
Investment                                                                   ========     ========   ========    ========  ========
Return:**        Based on net asset value per share ....................        6.77%+++    12.79%    (11.40%)      9.53%     9.37%
                                                                             ========     ========   ========    ========  ========
===================================================================================================================================
Ratios Based     Total expenses, excluding reorganization expenses*** ..         .95%*       1.01%      1.02%        .98%     1.02%
on Average Net                                                               ========     ========   ========    ========  ========
Assets Of        Total expenses*** .....................................         .95%*       1.16%      1.02%        .98%     1.02%
Common Stock:                                                                ========     ========   ========    ========  ========
                 Total investment income--net*** .......................        6.72%*       7.21%      6.96%       7.07%     7.45%
                                                                             ========     ========   ========    ========  ========
                 Amount of dividends to Preferred Stock shareholders ...        1.63%*       1.93%      1.04%       1.21%     1.51%
                                                                             ========     ========   ========    ========  ========
                 Investment income--net, to Common Stock shareholders ..        5.09%*       5.28%      5.92%       5.86%     5.94%
                                                                             ========     ========   ========    ========  ========
===================================================================================================================================
Ratios Based     Total expenses, excluding reorganization expenses .....         .65%*        .68%       .71%        .68%      .70%
on Total                                                                     ========     ========   ========    ========  ========
Average Net      Total expenses ........................................         .65%*        .78%       .71%        .68%      .70%
Assets:***+                                                                  ========     ========   ========    ========  ========
                 Total investment income--net ..........................        4.62%*       4.82%      4.79%       4.91%     5.09%
                                                                             ========     ========   ========    ========  ========
===================================================================================================================================
Ratios Based     Dividends to Preferred Stock shareholders .............        3.58%*       3.91%      2.30%       2.77%     3.33%
on Average                                                                   ========     ========   ========    ========  ========
Net Assets
Of Preferred
Stock:
===================================================================================================================================
Supplemental     Net assets, net of Preferred Stock, end of period
Data:            (in thousands) ........................................     $563,038     $542,709   $163,807    $199,582  $192,107
                                                                             ========     ========   ========    ========  ========
                 Preferred Stock outstanding, end of period
                 (in thousands) ........................................     $259,000     $259,000   $ 85,000    $ 85,000  $ 85,000
                                                                             ========     ========   ========    ========  ========
                 Portfolio turnover ....................................       43.80%      148.51%     99.71%      89.76%    81.73%
                                                                             ========     ========   ========    ========  ========
===================================================================================================================================
Leverage:        Asset coverage per $1,000 .............................     $  3,174     $  3,095   $  2,927    $  3,348  $  3,260
                                                                             ========     ========   ========    ========  ========
===================================================================================================================================
Dividends        Series A--Investment income--net ......................     $    450     $    980   $    566    $    695  $    826
Per Share On                                                                 ========     ========   ========    ========  ========
Preferred Stock  Series B--Investment income--net ......................     $    434     $    941   $    583    $    689  $    837
Outstanding:++                                                               ========     ========   ========    ========  ========
                 Series C--Investment income--net ......................     $    454     $    661         --          --        --
                                                                             ========     ========   ========    ========  ========
                 Series D--Investment income--net ......................     $    428     $    634         --          --        --
                                                                             ========     ========   ========    ========  ========
                 Series E--Investment income--net ......................     $    447     $    653         --          --        --
                                                                             ========     ========   ========    ========  ========
===================================================================================================================================

  *   Annualized.
 ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Stock
      shareholders.
  +   Includes Common and Preferred Stock average net assets.
 ++ The Fund's Preferred Stock was issued on September 16, 1992 (Series A and Series B) and March 6, 2000 (Series C, Series D and Series E).
+++   Aggregate total investment return.

See Notes to Financial Statements.


                                     16 & 17

                           MuniYield New York Insured Fund, Inc., April 30, 2001

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield New York Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective November 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined, but will result in an adjustment to the cost of securities and a corresponding adjustment to net unrealized appreciation/depreciation, based on debt securities held as of October 31, 2001.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM at its cost for such services. For the six months ended April 30, 2001, the Fund reimbursed FAM an aggregate of $34,034 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2001 were $340,560,531 and $337,826,203, respectively.

Net realized gains for the six months ended April 30, 2001 and net unrealized gains as of April 30, 2001 were as follows:

--------------------------------------------------------------------------------
                                                   Realized          Unrealized
                                                     Gains              Gains
--------------------------------------------------------------------------------
Long-term investments ....................        $14,883,277        $27,108,106
Financial futures contracts ..............             46,632                 --
                                                  -----------        -----------
Total ....................................        $14,929,909        $27,108,106
                                                  ===========        ===========
--------------------------------------------------------------------------------

As of April 30, 2001, net unrealized appreciation for Federal income tax purposes aggregated $27,108,106, of which $31,675,354 related to appreciated securities and $4,567,248 related to depreciated securities. The aggregate cost of investments at April 30, 2001 for Federal income tax purposes was $800,768,164.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The


                                    18 & 19

                           MuniYield New York Insured Fund, Inc., April 30, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended April 30, 2001 remained constant and during the year ended October 31, 2000 increased by 26,844,207 as a result of issuance of Common Stock from reorganization and by 16,328 as a result of dividend reinvestment.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2001 were as follows: Series A, 3.50%; Series B, 3.30%; Series C, 3.55%; Series D, 3.40%; and Series E, 3.40%.

Shares issued and outstanding during the six months ended April 30, 2001 remained constant and during the year ended October 31, 2000 increased by 6,960 as a result of issuance of Preferred Stock from reorganization.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2001, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $116,067 as commissions.

5. Capital Loss Carryforward:

At October 31, 2000, the Fund had a net capital loss carryforward of approximately $41,762,000, of which $3,771,000 expires in 2006, $28,696,000 expires in 2007 and $9,295,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On May 8, 2001, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.059022 per share, payable on May 30, 2001 to shareholders of record as of May 16, 2001.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.

QUALITY PROFILE

The quality ratings of securities in the Fund as of April 30, 2001 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ..................................................               85.3%
AA/Aa ....................................................                5.6
BBB/Baa ..................................................                2.0
Other* ...................................................                7.1
NR (Not Rated) ...........................................                0.7
--------------------------------------------------------------------------------
* Temporary investments in short-term municipal securities.


                                    20 & 21

                           MuniYield New York Insured Fund, Inc., April 30, 2001

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Joseph L. May, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

--------------------------------------------------------------------------------
Arthur Zeikel, Director of MuniYield New York Insured Fund, Inc., has recently retired. The Fund's Board of Directors wishes Mr. Zeikel well in his retirement.
--------------------------------------------------------------------------------

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MYN

[LOGO] Merrill Lynch  Investment Managers
                                                               [GRAPHIC OMITTED]

MuniYield New York Insured Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax and New York State and New York City personal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield New York Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield New York
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

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